SCHEDULE 14A

(Rule 14a)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.      )

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Filed by a Party other than the Registrant

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Preliminary Proxy Statement	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.

Shopsmith, Inc.

(Name of Registrant as Specified in its Charter)

XXXXXXXXXXXXXXXX

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Shareholders to be held July 25, 2001
PROXY STATEMENT
GENERAL INFORMATION
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
REPORT OF AUDIT COMMITTEE
REPORT OF COMPENSATION COMMITTEE CONCERNING EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
COMPANY STOCK PERFORMANCE GRAPH
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
SHAREHOLDERS’ PROPOSALS
Appendix A

SHOPSMITH, INC.
6530 Poe Avenue
Dayton, Ohio 45414

Notice of Annual Meeting of Shareholders
to be held July 25, 2001

      The Annual Meeting of Shareholders of Shopsmith, Inc. will be held at the offices of the Company, 6530 Poe Avenue, Dayton, Ohio at 9:30 a.m. on Wednesday, July 25, 2001 for the following purposes:

1.	To elect two directors to serve for a term of two years.

2.	To approve the appointment of independent public accountants for the Company.

3.	To transact such other business as may properly come before the meeting and any adjournment thereof.

      The Board of Directors has fixed the close of business on June 8, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

      WE HOPE THAT YOU WILL BE ABLE TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

By Order of the Board of Directors

J. Michael Herr Secretary

Dayton, Ohio July 2, 2001

SHOPSMITH, INC.

PROXY STATEMENT

July 2, 2001
Mailing Date

GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Shopsmith, Inc., an Ohio corporation (the “Company”), of proxies to be used at the Annual Meeting of Shareholders to be held at the principal executive offices of the Company, 6530 Poe Avenue, Dayton, Ohio at 9:30 a.m. on Wednesday, July 25, 2001.

      The close of business on June 8, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. The Company has one class of shares outstanding, namely Common Shares, of which 2,605,233 were outstanding at the close of business on the record date. Each share entitles the holder thereof to one vote.

      All shares represented by properly executed proxies will be voted in accordance with the shareholder’s directions specified on the proxy. Unless otherwise directed by the giver of the proxy, all proxies will be voted for the election of Messrs. Robert L. Folkerth and Brady L. Skinner as directors of the Company; in favor of the approval of the appointment of Crowe, Chizek and Company LLP as independent public accountants for the Company; and, at the discretion of the persons acting under the proxy, in the transaction of such other business as may properly come before the meeting and any adjournment thereof. A shareholder signing and returning a proxy has the power to revoke it at any time prior to its exercise by giving notice of revocation to the Company in writing or in open meeting, but without affecting any vote previously taken.

      Abstentions and broker non-votes will be included in the determination of the number of shares represented at the meeting, but will not count as votes in the election of directors. Abstentions and broker non-votes will have the effect of votes against the proposal to approve the Company’s independent public accountants.

ELECTION OF DIRECTORS

      The Board of Directors of the Company is divided into two classes of three directors. The term of office of each class is two years, and one class is elected at each Annual Meeting. Of the six Board positions, three make up the Class of 2001 (whose term of office expires at this Annual Meeting) and three make up the Class of 2002. Currently, there is a vacancy in the Class of 2001. At the 2001 Annual Meeting of Shareholders, two directors will be elected to the Class of 2003 and will hold office until the 2003 Annual Meeting of Shareholders. Since there are only two members to be elected to the Class of 2003, a vacancy will exist in that class.

      Should any of the nominees for election as members of the Class of 2003 become unavailable for election, the proxies solicited hereby will be voted for a substitute nominee designated by the Board of Directors. Proxies cannot be voted for a greater number of persons than the nominees named in this proxy statement.

      Set forth below is information with respect to each nominee for election as a director and each director whose term of office continues after the 2001 Annual Meeting.

Class of 2003

Nominees to be Elected for a Term
Expiring in 2003:

ROBERT L. FOLKERTH, 44, has been a director of the Company since November 1994 and its Vice President of Sales and Marketing since 1996. Mr. Folkerth was a Corporate Vice President, Finance, and Secretary of Digitron, Inc. from 1991 until 1996. Robert L. Folkerth is the son of John R. Folkerth.

BRADY L. SKINNER, 50, has been a director of the Company since 1995. Since January 1997, Mr. Skinner has been associated with the Dayton, Ohio-based accounting firm of Brady, Ware & Schoenfeld, Inc. Mr. Skinner was self-employed as an accountant from June 1996 through December 1996. From 1994 to June 1996, Mr. Skinner was an Audit Partner with the Dayton, Ohio-based accounting firm of Flagel, Huber, Flagel & Co. He was an Audit Partner in the accounting firm of Coopers and Lybrand L.L.P. from 1983 to 1994. He is also President of Ken Anderson Beverage Co.

Class of 2002

Directors Continuing in Office
until 2002:

JOHN R. FOLKERTH, 68, is the founder and the President of the Company and has been a director and the Chief Executive Officer of the Company since 1972. Mr. Folkerth has also been Chairman of the Board since 1986.

J. MICHAEL HERR, 57, has been a director of the Company since 1975 and Secretary since 1985. Mr. Herr has been a member of the law firm of Thompson Hine LLP, Dayton, Ohio since 1989. Thompson Hine LLP serves as counsel to the Company.

EDWARD A. NICHOLSON, 61, has been a director of the Company since 1984. Dr. Nicholson has been the President of Robert Morris College in Coraopolis, Pennsylvania since 1989. Dr. Nicholson is also an independent management consultant.

      Directors are elected by a plurality of the votes cast. Under the statutes of Ohio, if any shareholder gives notice in writing to the President, a Vice President or the Secretary of the Company, not less than 48 hours before the time fixed for holding the Annual Meeting, that such shareholder desires the voting at the election of directors to be cumulative, an announcement of the giving of such notice will be made upon the convening of the meeting and thereupon each shareholder will have the right to cumulate his/her voting power in the election of directors. Under cumulative voting, each shareholder is entitled to give one candidate as many votes as the number of directors to be elected multiplied by the number of his/her shares, or to distribute his/her votes on the same principle among two or more candidates, as he/she sees fit. In the event that directors are elected by cumulative voting and cumulated votes represented by proxies solicited hereby are insufficient to elect all the nominees named herein, the holders of the proxies will vote such proxies cumulatively for the election of as many of such nominees as possible and in such order as the holders of the proxies may determine.

Information Concerning the Board of Directors

      There are two committees of the Board, an Audit Committee and a Compensation Committee. Messrs. Herr, Nicholson and Skinner serve as members of both Committees. Mr. Skinner is Chairman of the Audit Committee and Mr. Nicholson is Chairman of the Compensation Committee.

      The Audit Committee recommends annually to the Board the engagement of independent public accountants and reviews the scope of and the results of the annual audit. The Committee also reviews and investigates such other matters relative to financial and accounting matters as the Committee deems appropriate.

      The Compensation Committee has the broad responsibility of recommending to the Board a compensation program designed to effectively compensate the officers and key management personnel of the Company in a manner that is internally equitable and externally competitive. The Committee also administers the Company’s employee stock option plans and consults with the Chief Executive Officer concerning management succession planning.

      During the fiscal year ended March 31, 2001, there were five meetings of the Board of Directors and four meetings of the Audit Committee. There were no meetings of the Compensation Committee separate and apart from meetings of the full Board. Each director attended at least 75% of the meetings of the Board and of the committees, if any, on which he served. Non-employee directors receive a fee of $700 per month for services as a director. In addition, under the Company’s Director Stock Option Plan, non-employee directors receive annually an option to purchase 2,000 Common Shares of the Company at an exercise price equal to market value on the date of grant of the option.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

      Set forth in the table below is information as of June 1, 2001 with respect to the number of Common Shares of the Company beneficially owned by each director and executive officer of the Company and by all directors and executive officers as a group.

      For purposes of this table, an individual is considered to “beneficially own” any Common Shares (i) over which he exercises sole or shared voting or investment power, or (ii) of which he has the right to acquire beneficial ownership at any time within 60 days after June 1, 2001. Unless otherwise indicated, voting power and investment power is exercised solely by the named individual or individuals in the group or is shared by such individual and his spouse or children.

	Number of Shares	Total as a
Individual or	Beneficially Owned	Percentage of the
Group	as of June 1, 2001	Class (a)

John R. Folkerth (b)	587,048(c)(d)	22.4%

Robert L. Folkerth (b)	173,092(c)(d)	6.6%

J. Michael Herr	5,200(e)	(f)

Lawrence R. Jones(b)	34,958(d)	1.3%

Edward A. Nicholson	4,100(e)	(f)

Mark A. May(b)	36,243(c)(d)	1.4%

Brady L. Skinner	9,000(e)	(f)

Directors and Executive Officers as a Group (7 persons)	849,641(c)(g)	31.6%

(a)	The percentages are calculated on the basis of the number of Common Shares outstanding as of June 1, 2001 plus the number of Common Shares subject to outstanding options exercisable within 60 days thereafter that are held by the individual or group, as the case may be.

(b)	The business address of John R. Folkerth, Robert L. Folkerth, Lawrence R. Jones and Mark A. May is 6530 Poe Avenue, Dayton, Ohio 45414.

(c)	The table includes 18,329, 3,495, 5,577 and 27,401 shares held in the Company’s Savings Plan for the benefit of John R. Folkerth, Robert L. Folkerth, Mark A. May and all directors and executive officers as a group, respectively. The Savings Plan’s participants have the right to vote shares held for their accounts, but disposition of the shares is restricted and may be made only in accordance with the terms of the Plan. Information with respect to shares held in the Savings Plan is as of May 31, 2001.

(d)	Includes 20,000, 10,000, 8,333 and 28,666 shares that may be acquired at any time within 60 days after June 1, 2001 by John R. Folkerth, Robert L. Folkerth, Lawrence R. Jones and Mark A. May, respectively, upon the exercise of options granted under the Company’s Stock Option Plans.

(e)	Includes 4,000 shares that may be acquired at any time within 60 days after June 1, 2001, upon the exercise of options granted under the Company’s Director Stock Option Plan for non-employee directors.

(f)	Less than 1.0%.

(g)	Includes 78,999 shares that may be acquired at any time within 60 days after June 1, 2001 by all directors and executive officers as a group.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

      Federal securities laws require the Company’s directors and officers and persons who own more than 10% of the outstanding Common Shares of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of all such reports. Based solely upon the Company’s review of the copies of these reports received by it and written representations that no other reports were required to be filed, the Company believes that, during the fiscal year ended March 31, 2001, all filing requirements applicable to its directors, officers and greater than 10% shareholders were met.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth certain summary information, for the fiscal years indicated, concerning the compensation of John R. Folkerth, Chairman, President and Chief Executive Officer, and Robert L. Folkerth, Vice President of Sales and Marketing.

SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
		Annual Compensation		Awards

				Securities	All Other
	Fiscal			Underlying	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	Options (#)	($)(1)(2)

John R. Folkerth, Chairman,	2001	$150,000	-0-	-0-	$5,500

President and Chief Executive Officer	2000	150,000	-0-	40,000	5,500

	1999	150,000	-0-	-0-	7,872

Robert L. Folkerth, Vice	2001	$111,780	-0-	60,000	$1,684

President of Sales and Marketing	2000	107,640	-0-	30,000	1,684

	1999	106,114	-0-	-0-	1,107

(1)	Includes, for 1999, $2,372 representing the Company’s 401(k) plan contributions made on behalf of Mr. John R. Folkerth, and $5,500 for each of 2001, 2000 and 1999 representing the whole life insurance premiums paid by the Company for insurance benefitting Mr. Folkerth.

(2)	Includes $1,107 representing the Company’s 401(k) plan contributions made on behalf of Mr. Robert L. Folkerth in 1999, and, for each of 2001 and 2000, $1,684 representing whole life insurance premiums paid by the Company for insurance benefitting Mr. Folkerth.

Stock Options

      The following tables set forth information concerning options granted to, and unexercised options held by, certain executive officers of the Company. No options were granted to John R. Folkerth and no options were exercised by either John R. Folkerth or Robert L. Folkerth during the fiscal year ended March 31, 2001.

OPTIONS GRANTED IN

FISCAL YEAR ENDED MARCH 31, 2001

					Potential Realizable
					Value at Assumed
					Rates of Stock
					Appreciation for
	Individual Grants				Option Term

		% of Total Options
		Granted To
		Employees in Fiscal	Exercise
		Year Ended	Price	Expiration
	Name	March 31, 2001	Per Share	Date	5%	10%

Robert L. Folkerth	60,000(1)	100%	$.43	1/29/06	$8,772	$19,908

(1)	Exercisable as follows: 1/3 exercisable on or after January 30, 2002, 2/3 exercisable on or after January 30, 2003, and fully exercisable on or after January 30, 2004.

FISCAL YEAR-END OPTION TABLE

	Number of Securities Underlying		Value of Unexercised In-the-
	Unexercised Options at March 31, 2001		Money Options at March 31, 2001

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

John R. Folkerth Robert L. Folkerth	20,000 10,000	26,667 80,000	-0- -0-	-0- -0-

REPORT OF AUDIT COMMITTEE

      The Audit Committee of the Board of Directors is comprised of Brady L. Skinner, Chairman, J. Michael Herr and Edward A. Nicholson. Each member of the Audit Committee is independent as “independence” is defined in the listing standards of the National Association of Securities Dealers. One member of the Committee shall be designated by the Board as Chairman of the Committee.

      The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which is attached as Appendix A to this Proxy Statement. The Charter was initially adopted by the Board of Directors in 1979 and has been amended by the Board several times thereafter, most recently on June 6, 2001.

      In connection with the fulfillment of its responsibilities, the Audit Committee has:

• Reviewed and discussed the Company’s audited financial statements for the fiscal year ended March 31, 2001 with management and with Crowe, Chizek and Company LLP, the Company’s independent auditors.

• Discussed with Crowe Chizek the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

• Received the written disclosures and the letter from Crowe Chizek regarding their independence as required by Independence Standards Board Standard No. 1. The Committee also discussed with Crowe Chizek their independence.

      Based upon the foregoing and other discussions with management and Crowe Chizek, the Committee recommended to the full Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2001 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE MEMBERS

Brady L. Skinner, Chairman J. Michael Herr Edward A. Nicholson

REPORT OF COMPENSATION COMMITTEE
CONCERNING EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors is comprised of Edward A. Nicholson, Chairman, J. Michael Herr and Brady L. Skinner. The duties of the Compensation Committee include fixing (or making recommendations to the full Board with respect to) the salaries of executive officers, administering the Company’s option plans, and making recommendations to the full Board with respect to annual incentive compensation programs.

      The approach of the Compensation Committee to executive compensation during the last several years has been generally to keep base salary levels relatively steady with selective adjustments, and to provide performance-related incentives through cash incentive compensation opportunities and stock options. The cash incentive compensation plans have been designed so that incentive awards are tied directly to pre-tax earnings. Stock options are also performance-related in that the value of the options is tied to increases in shareholder value which is in turn reflective of performance. Furthermore, as more fully discussed below, some of the stock options granted during the last several years have conditioned exercisability upon achievement of certain earnings thresholds.

      Salaries of executive officers are reviewed annually. Effective as of April 1995, Mr. John R. Folkerth’s salary was fixed at $150,000. At its annual reviews of executive officers’ salaries since that date, the Compensation Committee continued Mr. Folkerth’s salary at the $150,000 level. Annual salary adjustments for other officers have not exceeded 3.5% during any of the last three years.

      Although there has been no specific relationship between the salaries of executive officers and the Company’s performance, the Compensation Committee and the Board of Directors do consider that performance in setting executive salaries. With specific reference to Mr. John R. Folkerth’s salary, the primary factor in fixing his salary has been his historical salary level.

      For each of the fiscal years ended April 3, 1999 and April 1, 2000, the Board adopted incentive compensation plans under which cash bonuses could be earned by executive officers and other key employees. The threshold for payment of bonuses was pre-tax earnings of $600,000 for fiscal 1999 and 2000. Under the terms of the plans, bonuses increase as earnings increase although the relationship is not directly proportional. Because the earnings thresholds were not met for fiscal 1999 and 2000, no bonuses were paid under the plan for those years.

      The Compensation Committee has exercised discretionary authority over the payment of bonuses to Mr. John R. Folkerth for each of the last several fiscal years. No discretionary bonus award was made to Mr. Folkerth for fiscal 1999, 2000 or 2001.

      The Compensation Committee has made use of stock options as an element of executive compensation. The purchase price under stock options granted by the Committee has been not less than the fair market value of a Common Share of the Company on the date of grant.

      In February 2000, the Compensation Committee awarded options covering a total of 140,000 shares, respectively, to seven management employees, including an award of 40,000 shares to Mr. John R. Folkerth. The options are exercisable in three annual installments, with exercisability of each installment being dependent upon the Company meeting certain pre-tax earnings performance thresholds in the fiscal year preceding the date upon which the installment first becomes exercisable.

      Information with respect to the only option grant made during fiscal 2001 appears elsewhere in this Proxy Statement.

MEMBERS OF COMPENSATION COMMITTEE

Edward A. Nicholson, Chairman J. Michael Herr Brady L. Skinner

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

      The Company’s Secretary, J. Michael Herr, is a member of the Compensation Committee of the Board of Directors.

COMPANY STOCK PERFORMANCE GRAPH

      The graph that follows compares the Company’s cumulative total return to shareholders for the five-year period ended March 31, 2001 with the Total Return Index for The Nasdaq Stock Market (US Companies) and the Total Return Index for Nasdaq Retail Trade Stocks for such five-year period. The graph assumes that $100 was invested on April 1, 1996 in the Company’s Common Shares and in each of the two indexes and that dividends were reinvested.

SHOPSMITH, INC.
Company Stock Performance Graph

	3/30/96	4/5/97	4/4/98	4/3/99	4/1/00	3/31/01

Shopsmith Inc.	100.0	140.8	159.3	51.9	37.0	23.7

NASDAQ US	100.0	112.4	170.1	230.6	423.3	169.5

NASDAQ Retail	100.0	101.2	150.8	151.1	119.7	84.5

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      At the recommendation of the Audit Committee of the Board of Directors, the full Board has appointed Crowe, Chizek and Company LLP as independent public accountants for the Company for the fiscal year ending March 30, 2002.

      In addition to rendering professional services required for the audit of the Company’s financial statements for the fiscal year ended March 31, 2001 and the reviews of the interim consolidated financial statements included in the Company’s forms 10-Q for that year, Crowe Chizek performed various services for the Company (none of which was for financial information system design or implementation).

      The Company has paid the following fees to Crowe Chizek for service rendered during the fiscal year ended March 31, 2001:

Audit Fees Financial Information Systems Design and Implementation Fees All Other Fees (Tax Services)	$42,950 $ -0- $ 1,000

      In recommending to the Board that Crowe Chizek serve as the Company’s independent accountants for the fiscal year ending March 30, 2002, the Audit Committee reviewed past audit services and other non-audit services performed during 2001 and proposed to be performed during the fiscal year ending March 30, 2002. In selecting Crowe Chizek, the Audit Committee considered their independence. The Audit Committee has determined that the performance of such non-audit services did not affect the independence of Crowe Chizek.

      Crowe Chizek has advised the Company that Crowe Chizek is in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence.

      Representatives of Crowe Chizek have been invited to the Annual Meeting to respond to appropriate questions and to make a statement if such representatives so desire.

OTHER MATTERS

      The Board of Directors does not know of any other matters or business that may be brought before the meeting. If any such other matter or business should properly come before the meeting and any adjournment thereof, it is intended that the persons acting under the accompanying proxy will vote the shares represented thereby at their discretion.

      The cost of preparing, assembling and mailing this Proxy Statement and the accompanying Proxy is to be borne by the Company. The Company may, upon request, reimburse banks, brokerage houses and other institutions for their expenses in forwarding proxy materials to their principals. Proxies may be solicited personally or by telephone by directors, officers and employees of the Company, none of whom will receive additional compensation therefor.

SHAREHOLDERS’ PROPOSALS

      A proposal by a shareholder that is intended for inclusion in the Company’s Proxy Statement and form of Proxy for the 2002 Annual Meeting of Shareholders must be received by the Company at 6530 Poe Avenue, Dayton, Ohio 45414, Attention: Secretary, on or before February 22, 2002 in order to be eligible for inclusion. If any shareholder who intends to propose any other matter (not included in the Proxy Statement) to be acted on at the 2002 Annual Meeting of Shareholders does not inform the Company of such matter by May 8, 2002, the persons named as proxies for the 2002 Annual Meeting of Shareholders will be permitted to exercise discretionary authority to vote on such matter even if the matter is not discussed in the Proxy Statement for that meeting.

Dayton, Ohio
July 2, 2001

Appendix A

CHARTER
AUDIT COMMITTEE OF BOARD OF DIRECTORS
SHOPSMITH, INC.

      Composition. The Audit Committee shall be comprised of at least three and not more than five directors designated annually by the Board. Members of the Committee shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. One member of the Committee shall be designated by the Board as Chairman of the Committee.

      Responsibilities. The responsibilities of the Audit Committee shall consist of the following.

      A. Recommend annually to the Board a firm of certified public accountants to serve as independent public accountants for the Company.

      B. Meet with the Company’s chief accounting officer and/or independent public accountants prior to the performance of the annual audit to review the scope of the audit, audit procedures, and estimated audit fees.

      C. Review the results of each annual audit with the Company’s independent public accountants and with appropriate management representatives. Such review shall cover and include, among other things, the audit report, the financial statements, the independent public accountant’s report on review of accounting procedures and internal controls, and any other pertinent reports.

      D. Meet with the Company’s chief accounting officer and independent public accountants at such times and for such purposes as the Committee deems appropriate, such purposes to include, among others, the establishment and maintenance of open lines of communication between the Committee and such persons.

      E. Either approve in advance, or review annually, all non-audit services performed by the Company’s independent public accountants (together with the cost of all audit and non-audit services), and determine whether the performance of such non-audit services will or has affected the independence of such accountants.

      F. Review and investigate, on its own initiative, such other matters relative to the Company’s financial statements, the preparation of such statements, and compliance with financial reporting requirements, as the Committee deems appropriate. G. Report to the full Board at such intervals as the Committee deems appropriate, but not less frequently than annually.

      G. Report to the full Board at such intervals as the Committee deems appropriate, but not less frequently than annually.

      Meetings. The Committee shall meet at least three times a year. The primary purposes of these meetings will include the following.

      A. A meeting will be held prior to the end of each fiscal year to review the scope of the annual audit, audit procedures, and estimated audit fees.

      B. A meeting will be held following completion of the audit to review the results of the audit, including the audit report, and, if then ready, the report of the Company’s independent public accountants on their review of accounting procedures and internal controls (the “Management Letter”).

      C. After management has had an opportunity to review and take action in response to the Management Letter, a meeting will be held to receive and review the report of management concerning such action.

      Minutes. Minutes of each meeting of the Committee shall be distributed to all Board members.

SHOPSMITH, INC.
PROXY FOR THE ANNUAL MEETING
OF SHAREHOLDERS —JULY 25, 2001
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

      The undersigned hereby appoints John R. Folkerth and Edward A. Nicholson, and each or either of them, attorneys and proxies, with power of substitution and with all the powers the undersigned would possess if personally present, to vote all of the Common Shares of Shopsmith, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 9:30 a.m. on Wednesday, July 25, 2001, at the offices of the Company, 6530 Poe Avenue, Dayton, Ohio, and at any adjournment thereof, as follows:

1.	Election of directors.

/ / FOR all nominees listed below / / WITHHOLD AUTHORITY to vote (except as marked to the contrary below) for all nominees listed below

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE’S NAME BELOW:

ROBERT L. FOLKERTH                BRADY L. SKINNER

2.	Approval of the appointment of Crowe, Chizek and Company LLP as independent public accountants for the Company.

/ / FOR / / AGAINST / / ABSTAIN

3.	The proxies are authorized to vote at their discretion upon such other business as may properly come before the meeting.

(Continued and to be signed on the other side)

Shopsmith, Inc.
c/o Corporate Trust Services
Mail Drop 10AT88-4129
38 Fountain Square Plaza
Cincinnati, OH 45283

fold and detach here
.........................................................................................................................................................................................

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS
PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Date: __________________________, 2001

__________________________________

__________________________________ Signature(s) of Shareholder(s) Please sign as name(s) appear at left. Executors, administrators, trustees, etc. should indicate the capacity in which they sign.